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                                                                   Exhibit 10.62


                                                                  EXECUTION COPY


             FIRST AMENDMENT TO OPERATION AND MAINTENANCE AGREEMENT
             ------------------------------------------------------

         This FIRST AMENDMENT TO OPERATION AND MAINTENANCE AGREEMENT (this "Amendment") dated December 22, 1995 by and between Buzzard Power Corporation ("Lessee") and U.S. Operating Services Company ("Operator").

                                    PREMISES:
                                    --------

         WHEREAS, Scrubgrass Generating Company, L.P. ("Lessor") entered into that certain Operation and Maintenance Agreement (the "Original Agreement") dated as of December 21, 1990 with Bechtel Power Corporation ("BPC");

         WHEREAS, BPC assigned all of its right, title and interest in and to the Original Agreement to Operator, and Operator assumed all of BPC's obligations with respect to the Original Agreement, pursuant to an Assignment and Assumption Agreement dated as of January 1, 1992 (the Original Agreement, after giving effect to such assignment and assumption and as in effect on the date hereof, the "Agreement");

         WHEREAS, in accordance with the terms of an Amended and Restated Lease Agreement dated December 22, 1995 between Lessor and Lessee, Lessor has assigned all of its right title and interest in and to the Agreement to Lessee:

         WHEREAS, Lessor, Operator, U.S. Generating Company, Environmental Power Corporation and Lessee have entered into a certain Agreement dated December 22, 1995 (the "Settlement Agreement"); and

         WHEREAS, in connection with the Settlement Agreement, Lessee and Operator desire to amend the Agreement in certain respects as more fully set forth in this Amendment.


         NOW THEREFORE, in consideration of the foregoing premises and the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby mutually agree as follows:

         1.       Definitions.
                  -----------

         Capitalized terms used herein but not defined herein have the respective meanings given such terms in the Agreement.
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         2.       Amendments to the Agreement.
                  ---------------------------

                  (a) Article V of the Agreement is hereby amended by inserting the following sentence at the end of such Article V:

         Notwithstanding anything in this Agreement to the contrary, only during the Contract Years corresponding to Calendar Years 1996 and 1997, the Bonus Fee, Employee Incentive Payment and Employee Safety Bonus which are earned by Operator during each such Contract Year shall be paid to Operator only if and to the extent that the aggregate of the Bonus Fee, Employee Incentive Payment and Employee Safety Bonus earned by Operator during each such Contract Year exceeds Two Hundred Forty Thousand Dollars ($240,000).

                  (b) Section 9.1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

         9.1.1    Worker's Compensation Insurance (including employer's
                  -------------------------------
                  liability insurance of not less than $1,000,000) for all of Operator's employees (and Operator shall require and be reasonably satisfied that all subcontractors of Operator engaged in or with respect to work on or about the Facility shall have obtained such insurance) in such amount as is required by all applicable laws, rules and regulations of the Commonwealth of Pennsylvania, which policy shall contain "all states", "voluntary compensation", "amended notice of occurrence", "amended knowledge of occurrence", and "unintentional errors or omissions" endorsements to the extent permitted by such laws, rules and regulations and available on commercially reasonable terms.

         3.       Ratification and Confirmation.
                  -----------------------------

         Except as amended hereby, the terms and provisions of the Agreement remain unchanged, and the Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect.


         4.       Counterparts.
                  ------------

         This Amendment may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         5.       Governing Law.
                  -------------

         This Amendment shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.


         6.       Captions.
                  --------

         Titles or captions of sections and paragraphs contained in this Amendment are inserted as a matter of convenience only, and in no way define, limit, extend, describe or otherwise affect the scope or meaning of this Amendment or the intent of any provision hereof.


         7.       Binding Effect, Successors and Assigns.
                  --------------------------------------

         This Amendment shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties.


         8.       Invalid Provisions.
                  ------------------

         The invalidity or unenforceability of any provision of this Amendment shall be determined only by a court of competent jurisdiction, and the parties hereby agree to negotiate an equitable adjustment to any invalid or unenforceable provisions with a view toward effecting the purposes of this Amendment; provided, however, that the validity or enforceability of the
           --------  -------
remaining provisions of this Amendment, or any portions or applications thereof, shall not be affected thereby.

         9.       Assignment.
                  ----------

         Except as is otherwise specifically provided herein, neither party to this Amendment shall assign this Amendment in whole or in part without the prior written consent of the other party hereto. Notwithstanding anything in this Amendment to the contrary, Lessee or Operator may assign this Amendment in connection with and to the same extent as an assignment by such party of the Agreement which is permitted pursuant to Section 14.2 of the Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officer or representative as of the day and year first written above,


                                   BUZZARD POWER CORPORATION


                                   By:   /s/ Joseph E. Cresci
                                         --------------------------------
                                   Name:
                                         --------------------------------
                                   Title:
                                         --------------------------------



                                   U.S. OPERATING SERVICES COMPANY


                                   By:    /s/ Earl H. Franklin
                                          --------------------------------
                                   Name:  Earl H. Franklin
                                          --------------------------------
                                   Title: President and Chief Executive Officer
                                          --------------------------------

                       [First Amendment to O&M Agreement]